[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                        MFS(R) SPECIAL
                        VALUE TRUST

                        ANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meetings ........................................... 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

Dear Shareholders,
For the 12 months ended October 31, 2001, the trust provided a total return of 16.99% based on its beginning and ending stock market prices and assuming the reinvestment of any dividend and capital gain distributions paid during the period. The trust's total return based on its net asset value (NAV) was -17.10%. During the same period, the trust's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), returned -0.16%. The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Bal", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

During the period, the trust maintained its annual distribution rate of 11%, or $1.65 based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and paid in capital. While historically the trust has been successful in meeting its annual distribution rate through earned income and capital gains, in 2000 and 2001 the trust returned capital to its shareholders to meet its annual distribution rate. For the period, approximately 50% of the trust's distributions were made from paid-in capital.

As of October 31, 2001, approximately one half of the portfolio was invested in high-yield securities, 30% in common stocks, with the remainder invested in emerging markets debt, government agency bonds, asset-backed securities, and also in cash and a variety of short-term convertible securities.

Early in the year, the trust's performance benefited from a dramatic comeback in the high-yield sector, as it was one of the best-performing areas of the fixed-income market. In past months, however, equities and high-yield bonds posted sharp losses in the wake of further economic deterioration following the devastating attacks of September 11. As investors fled aggressive growth investments for the relative safety of Treasuries and investment-grade bonds, our significant exposure to high-yield securities and equities hurt performance. (Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity.)

Within the various asset classes of the portfolio, we had a slightly higher bias toward cyclicals and general industrials than we did several months ago. The Federal Reserve Board (the Fed) has lowered rates in an effort to spark an economic recovery, and we believe these economically sensitive companies could respond more favorably than other groups once the economy begins to recover. We had significant exposure to the telecommunications sector because we liked the long-term fundamental prospects for these companies, but that group may be slower to respond to monetary stimulus as overcapacity and cash funding shortages have dominated the sector.

On the equity side, we continued to concentrate our holdings and research on what we believed to be potential turnaround situations. We also have been looking to add to our convertible holdings in these types of companies. Many of these convertible issues have been beaten down during the equity turndown of the past 12 months. Some of these securities (securities which in certain instances can be exchanged from bond or preferred issues into the underlying common shares) represent a good compromise between the downside protection of bonds and the upside excitement of the common shares. In these situations we looked for companies with sound business plans and unique product or distribution advantages.

The overall strategy for the portfolio continues to be based upon our extensive bottom-up fundamental research and value-oriented investment style. We believe recent market downturns have provided our analysts with many more opportunities to buy securities at what we believe are much more attractive prices. While the recent market environment has been difficult, we believe this approach leads us to compelling opportunities in both the equity and high-yield marketplaces over the long run.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

IMPORTANT NOTE FOR SHAREHOLDERS -- On December 12, 2001, the trust's Board of Trustees directed the trust's management to consider and report to the Board of Trustees on a number of possible changes, including changes to the annual distribution rate aspect of the trust's investment objective. This review considered many factors, including whether the current distribution rate continued to be prudent and sustainable without substantial returns of shareholder capital, given current returns in the equity and fixed-income markets and the historically low interest rate environment. Returns of shareholder capital have the effect of reducing the trust's assets and increasing per share expenses.

On December 18, 2001, the trust announced changes to its investment objective and target annual distribution rate, to be effective on January 1, 2002. The trust's new investment objective is to maintain an annual distribution rate of 10%, based on the trust's average daily net asset value, while seeking opportunities for capital appreciation. The trust continues to invest in equity and fixed-income securities in pursuing its investment objective. There is no assurance that the trust will achieve its investment objective. The new annual distribution rate is calculated based on the trust's net asset value, not a fixed share price, and the dividend amount will fluctuate with changes in the trust's net asset value. The trust will continue to evaluate its degree of success in achieving its investment objective by measuring whether it can, over time, maintain its annual distribution rate while paying expenses, without a substantial portion of such distributions being a return of shareholder capital.

To implement its objective, the trust intends to make monthly distributions approximately equal to 112th of the annual rate of 10% of the previous month's average net asset value. If, for any monthly distribution, net investment income and net realized short and long term capital gains are less than the amount of the distribution, the difference will be distributed from other trust assets. The trust expects that its final distribution for each calendar year will include any net investment income and net realized short or long term capital gains required, for federal income tax purposes, to be distributed during the year.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, AND CLOSED-END FUNDS.

ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999.

HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To maintain an annual distribution rate of 11% based on the original offering price, while also seeking opportunities for capital appreciation. (Please see Important Note For Shareholders on page 6.)

NEW YORK STOCK EXCHANGE SYMBOL: MFV

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PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the year ended October 31, 2001)

NET ASSET VALUE PER SHARE
October 31, 2000                                                  $11.67
October 31, 2001                                                  $ 8.63

NEW YORK STOCK EXCHANGE PRICE
October 31, 2000                                                  $13.75
August 17, 2001 (high)*                                           $16.50
October 1, 2001 (low)*                                            $12.55
October 31, 2001                                                  $14.30

* For the period November 1, 2000, through October 31, 2001.
--------------------------------------------------------------------------------

RISK CONSIDERATIONS

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price flucuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

Over recent time periods, the trust's shares have traded on the New York Stock Exchange at a premium to their net asset value. When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio. If a portion of the trust's distributions continue to represent returns of capital in future periods, this could lead to a reduction in the trust's assets over time to levels where the trust is no longer viable and might be liquidated.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2001, our records indicate that there are 834 registered shareholders and approximately 5,800 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS(R) Special Value Trust, which was held on October 31, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows.

                                                     NUMBER OF SHARES
                                        --------------------------------------
NOMINEE                                              FOR    WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                          6,186,524.068            74,449.486
John W. Ballen                             6,184,924.068            76,049.486
Marshall N. Cohan                          6,166,402.068            94,571.486
Lawrence H. Cohn                           6,184,724.068            76,249.486
J. David Gibbons                           6,150,154.068           110,819.486
William R. Gutow                           6,184,524.068            76,449.486
J. Atwood Ives                             6,184,524.068            76,449.486
Abby M. O'Neill                            6,163,723.068            97,250.486
Lawrence T. Perera                         6,179,824.068            81,149.486
William J. Poorvu                          6,178,524.068            82,449.486
Walter E. Robb III                         6,151,508.068           109,465.486
Arnold D. Scott                            6,187,924.068            73,049.486
J. Dale Sherratt                           6,185,724.068            75,249.486
Elaine R. Smith                            6,180,699.068            80,274.486
Ward Smith                                 6,152,706.068           108,267.486

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                              4,596,288.783
Against                                                            201,490.054
Abstain                                                            136,845.747
Broker Non-votes                                                 1,534,012.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                              3,962,810.321
Against                                                            175,739.687
Abstain                                                            144,481.546
Broker Non-votes                                                 1,977,942.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                              6,023,282.979
Against                                                             94,232.288
Abstain                                                            143,458.287

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                              6,148,593.273
Against                                                             29,558.932
Abstain                                                             82,821.349

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Bonds - 53.4%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 39.8%
  Advertising & Broadcasting - 0.5%
    CD Radio, Inc., 14.5s, 2009                                      $       900       $   270,000
--------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Westpoint Stevens, Inc., 7.875s, 2008                            $       350       $   105,875
--------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Hayes Lemmerz International, Inc., 11.875s, 2006##               $       780       $   312,000
    Venture Holdings Trust, 11s, 2007                                        750           502,500
                                                                                       -----------
                                                                                       $   814,500
--------------------------------------------------------------------------------------------------
  Building - 0.5%
    Formica Corp., 10.875s, 2009                                     $       850       $   297,500
--------------------------------------------------------------------------------------------------
  Business Machines - Peripherals - 1.2%
    General Binding Corp., 9.375s, 2008                              $     1,000       $   700,000
--------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Lyondell Chemical Co., 10.875s, 2009                             $       500       $   417,500
    Sterling Chemicals, Inc., 11.25s, 2007**                               1,000           250,000
    Sterling Chemicals, Inc., 13.5s, 2008**                                1,100            11,000
                                                                                       -----------
                                                                                       $   678,500
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.2%
    Samsonite Corp., 10.75s, 2008                                    $     1,000       $   680,000
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 4.5%
    DLJ Mortgage Acceptance Corp., 0.34s, 2003 (Interest Only)       $    18,306       $    20,737
    DLJ Mortgage Acceptance Corp., 0.65s, 2003+ (Interest Only)            8,860           132,900
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                 803           650,681
    Morgan Stanley Capital, Inc., 7.731s, 2039                             1,070           963,052
    Nationslink Funding Corp., 5s, 2009                                    1,000           760,000
                                                                                       -----------
                                                                                       $ 2,527,370
--------------------------------------------------------------------------------------------------
  Energy - Independent - 2.2%
    Belden & Blake Corp., 9.875s, 2007                               $       740       $   577,200
    Continental Resources, Inc., 10.25s, 2008                                750           652,500
                                                                                       -----------
                                                                                       $ 1,229,700
--------------------------------------------------------------------------------------------------
  Entertainment
    Marvel Holdings, Inc., 0s, 2001(+)**                             $     2,885       $         0
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 4.3%
    Gaylord Container Corp., 9.375s, 2007                            $       675       $   540,000
    Gaylord Container Corp., 9.75s, 2007                                     470           376,000
    Riverwood International Corp., 10.875s, 2008                           1,000           972,500
    U.S. Timberlands, 9.625s, 2007                                         1,000           550,000
                                                                                       -----------
                                                                                       $ 2,438,500
--------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Numatics, Inc., 9.625s, 2008                                     $     1,000       $   450,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                   985           353,369
                                                                                       -----------
                                                                                       $   803,369
--------------------------------------------------------------------------------------------------
  Media - Cable - 4.9%
    NTL Communications Corp., 0s to 2003, 12.375s to 2006            $     1,400       $   532,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                    2,000         1,882,500
    United International Holdings, 0s to 2003, 10.75s to 2008              2,435           389,600
                                                                                       -----------
                                                                                       $ 2,804,100
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Doe Run Resources Corp., 11.25s, 2005                            $       750       $   243,750
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                           500           265,000
                                                                                       -----------
                                                                                       $   508,750
--------------------------------------------------------------------------------------------------
  Oil Services - 1.7%
    Forest Oil Corp., 10.5s, 2006                                    $       920       $   961,400
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    Haynes International, Inc., 11.625s, 2004                        $       875       $   437,500
--------------------------------------------------------------------------------------------------
  Steel - 0.5%
    National Steel Corp., 9.875s, 2009                               $     1,000       $   200,000
    Northwestern Steel & Wire Co., 9.5s, 2049                                300                 0
    Renco Steel Holdings, Inc., 10.875s, 2005                                925            83,250
                                                                                       -----------
                                                                                       $   283,250
--------------------------------------------------------------------------------------------------
  Supermarket
    Jitney-Jungle Stores of America, Inc., 12s, 2006**               $     1,500       $     1,875
    Penn Traffic Co., 11s, 2009                                                9             8,271
                                                                                       -----------
                                                                                       $    10,146
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.6%
    McCaw International Ltd., 0s to 2002, 13s to 2007                $       725       $    47,125
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                 1,000           290,000
                                                                                       -----------
                                                                                       $   337,125
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.7%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                 $     1,000       $   410,000
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 3.7%
    Federal Home Loan Mortgage Corp., 4.5s, 2004                     $     2,000       $ 2,070,320
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.4%
    United States Treasury Notes, 4.625s, 2006                       $     4,000       $ 4,183,760
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $22,551,665
--------------------------------------------------------------------------------------------------
Foreign Bonds - 13.6%
  Belgium - 0.5%
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                $     1,000       $   270,000
--------------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Federal Republic of Brazil, 8.875s, 2024                         $     1,650       $   940,500
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 4.563s, 2012                      $       182       $   147,420
--------------------------------------------------------------------------------------------------
  Canada - 0.5%
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)              $       750       $   270,000
--------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                             $       400       $   380,000
--------------------------------------------------------------------------------------------------
  Luxembourg - 1.9%
    Millicom International Cellular, 13.5s, 2006 (Telecom
      - Wireless)                                                    $     1,000       $   610,000
    PTC International Finance II S.A., 11.25s, 2009
      (Financial Institutions)                                               500           490,000
                                                                                       -----------
                                                                                       $ 1,100,000
--------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecom - Wireline)                                           $     2,000       $   700,000
--------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Republic of Peru, 4s, 2017                                       $       220       $   144,632
--------------------------------------------------------------------------------------------------
  Russia - 3.7%
    Kaztransoil Co., 8.5s, 2006 (Oils)##                             $        70       $    66,325
    Ministry of Finance Russia, 3s, 2003                                     750           669,375
    Russian Federation, 5s, 2030##                                         2,846         1,353,273
                                                                                       -----------
                                                                                       $ 2,088,973
--------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##              $       127       $   134,620
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecom - Wireless)**                                         $       750       $     7,500
    Euramax International PLC, 11.25s, 2006 (Metals and
      Minerals)                                                              450           405,000
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                            1,000           380,000
    Ono Finance PLC, 13s, 2009 (Media - Cable)                             1,000           700,000
                                                                                       -----------
                                                                                       $ 1,492,500
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $ 7,668,645
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $45,394,662)                                             $30,220,310
--------------------------------------------------------------------------------------------------

Stocks - 29.8%
--------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES             VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 22.1%
  Aerospace - 2.3%
    Moog, Inc., "A" *                                                     59,625       $ 1,296,248
--------------------------------------------------------------------------------------------------
  Beverages - 2.6%
    Associated Materials, Inc.                                            62,000       $ 1,463,200
--------------------------------------------------------------------------------------------------
  Building - 1.5%
    Walter Industries, Inc.                                               79,600       $   835,004
--------------------------------------------------------------------------------------------------
  Business Services
    Anacomp, Inc.*                                                       108,663       $     2,282
--------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Atlantis Plastics, Inc.*                                             116,550       $   277,389
--------------------------------------------------------------------------------------------------
  Energy - 0.5%
    NRG Energy, Inc.*                                                     14,307       $   275,839
--------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Cumulus Media, Inc.*                                                  21,000       $   139,860
--------------------------------------------------------------------------------------------------
  Machinery
    Thermadyne Holdings Corp.*                                             7,554       $     1,511
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    MAXXAM, Inc.*                                                         23,000       $   439,300
    Metal Management, Inc.                                                46,753           140,259
                                                                                       -----------
                                                                                       $   579,559
--------------------------------------------------------------------------------------------------
  Oils - 2.3%
    Conoco, Inc.*                                                         50,000       $ 1,285,000
--------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                              53,266       $     1,065
--------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                        250       $         3
--------------------------------------------------------------------------------------------------
  Supermarket - 2.8%
    Ingles Markets, Inc., "A"                                             88,300       $ 1,014,920
    Marsh Supermarkets                                                    42,700           555,100
                                                                                       -----------
                                                                                       $ 1,570,020
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.6%
    Adelphia Business Solutions*                                          40,000       $    28,400
    Crown Castle International Corp.*                                     26,000           304,200
                                                                                       -----------
                                                                                       $   332,600
--------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.6%
    Applied Extrusion Technologies *                                      45,500       $   362,180
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.3%
    El Paso Electric Co.*                                                179,700       $ 2,443,920
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    Commonwealth Telephone Enterprises, Inc.*                             35,133       $ 1,504,746
    Nextel Communications, Inc.*                                          15,000           119,250
                                                                                       -----------
                                                                                       $ 1,623,996
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $12,489,676
--------------------------------------------------------------------------------------------------
Foreign Stocks - 7.7%
  Bermuda - 3.3%
    Tyco International Ltd. (Conglomerates)                               38,512       $ 1,892,480
--------------------------------------------------------------------------------------------------
  Canada - 0.2%
    International Utility Structures, Inc. (Utilities -
      Electric)*                                                         254,700       $   112,393
--------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Completel Europe N.V. (Telecom - Wireline)##*                        100,000       $   145,000
--------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holdings AB, ADR (Telecom - Wireline)*                  17,612       $     8,454
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.9%
    Jazztel PLC, ADR (Telecom - Wireline)*                                19,132       $    71,362
    News Corp. Ltd., ADR (Entertainment)                                  90,217         2,147,165
                                                                                       -----------
                                                                                       $ 2,218,527
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $ 4,376,854
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $15,309,206)                                            $16,866,530
--------------------------------------------------------------------------------------------------
Preferred Stocks - 4.8%
--------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 2.1%
    Paxon Communications Corp., 13.25s                                       137       $ 1,212,450
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*                                      1,266       $         0
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.8%
    Crown Castle International Corp., 12.75s                               1,321       $   990,750
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.9%
    Global Crossings Holdings Ltd., 10.5s                                 10,000       $    60,000
    Nextel Communications, Inc., 11.125s                                   1,212           424,200
                                                                                       -----------
                                                                                       $   484,200
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,047,866)                                   $ 2,687,400
--------------------------------------------------------------------------------------------------

Convertible Bonds - 9.0%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
United Kingdom - 1.9%
  Business Services - 1.9%
    Colt Telecom Group PLC, 2s, 2006                                 $     2,000       $ 1,074,543
--------------------------------------------------------------------------------------------------
United States - 7.1%
  Advertising & Broadcasting - 2.2%
    Liberty Media Corp., 3.25s, 2031##                               $     1,475       $ 1,262,969
--------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Silicon Graphics, Inc., 5.25s, 2004                              $       950       $   446,500
--------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Liberty Media Corp., 3.75s, 2030                                 $       500       $   286,875
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.5%
    International Paper Company, 0s, 2021##                          $     1,750       $   855,312
--------------------------------------------------------------------------------------------------
  Media - Cable - 1.1%
    Telewest Finance Ltd., 6s, 2005##                                $       960       $   652,800
--------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Lomak Petroleum, Inc., 6s, 2007                                  $       750       $   540,938
                                                                                       -----------
                                                                                       $ 4,045,394
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $5,752,619)                                  $ 5,119,937
--------------------------------------------------------------------------------------------------

Warrants - 0.1%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
U.S. Warrants - 0.1%
    Metricom, Inc. (Telecom - Wireline)*                                     775       $         0
    Renaissance Cosmetics, Inc. (Consumer Goods
      and Services)*                                                       1,024                 0
    Sirius Satellite Radio, Inc. (Entertainment)##*                        2,700            47,250
--------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                    $    47,250
--------------------------------------------------------------------------------------------------
Foreign Warrants
    Maxcom Telecommunicaciones S.A. de C.V.
      (Telecom - Wireline)##*
                                                                             500       $         0
    Ono Finance PLC (Media - Cable)*                                       1,000            20,000
--------------------------------------------------------------------------------------------------
Total Foreign Warrants                                                                 $    20,000
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $408,697)                                             $    67,250
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.3%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/01, due 11/01/01, total to
      be received $706,051 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account),
      at Cost                                                        $       706       $   706,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $72,619,050)                                       $55,667,427

Other Assets, Less Liabilities - 1.6%                                                      931,041
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $56,598,468
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
OCTOBER 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $72,619,050)         $55,667,427
  Investment of cash collateral for securities loaned, at
    identified cost and value                                    2,455,600
  Cash                                                             307,825
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                  19,149
  Net receivable for forward foreign currency exchange
    contracts to sell                                                7,875
  Receivable for investments sold                                  734,226
  Interest and dividends receivable                              1,003,300
  Other assets                                                       1,110
                                                               -----------
      Total assets                                             $60,196,512
                                                               -----------
Liabilities:
  Payable to dividend disbursing agent                         $    94,211
  Payable for investments purchased                                738,826
  Collateral for securities loaned, at value                     2,455,600
  Payable to affiliate for management fee                            1,765
  Accrued expenses and other liabilities                           307,642
                                                               -----------
      Total liabilities                                        $ 3,598,044
                                                               -----------
Net assets                                                     $56,598,468
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $75,721,298
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (16,924,929)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (1,703,625)
  Accumulated distributions in excess of net investment
    income                                                        (494,276)
                                                               -----------
      Total                                                    $56,598,468
                                                               ===========
Shares of beneficial interest outstanding                       6,556,457
                                                                =========
Net asset value per share (net assets / shares
  of beneficial interest outstanding)                            $8.63
                                                                 =====

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                   $  5,724,031
    Dividends                                                       283,875
    Foreign taxes withheld                                           (1,293)
                                                               ------------
      Total investment income                                  $  6,006,613
                                                               ------------
  Expenses -
    Management fee                                             $    658,769
    Trustees' compensation                                          111,026
    Administrative fee                                                7,779
    Investor communication expense                                   62,258
    Transfer and dividend disbursing agent fee                       18,978
    Custodian fee                                                    29,694
    Printing                                                         38,679
    Postage                                                           3,933
    Auditing fees                                                    34,971
    Legal fees                                                        7,749
    Miscellaneous                                                    48,604
                                                               ------------
      Total expenses                                           $  1,022,440
    Fees paid indirectly                                            (24,483)
                                                               ------------
      Net expenses                                             $    997,957
                                                               ------------
        Net investment income                                  $  5,008,656
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $ (1,488,398)
    Written option transactions                                     127,984
    Foreign currency transactions                                   (55,218)
                                                               ------------
      Net realized loss on investments and foreign
        currency transactions                                  $ (1,415,632)
                                                               ------------
  Change in unrealized depreciation -
    Investments                                                $(12,896,480)
    Translation of assets and liabilities in foreign
       currencies                                                   (36,043)
                                                               ------------
      Net unrealized loss on investments and foreign
         currency translation                                  $(12,932,523)
                                                               ------------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(14,348,155)
                                                               ------------
          Decrease in net assets from operations               $ (9,339,499)
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                  2001                          2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  5,008,656                  $  6,500,019
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (1,415,632)                    2,707,235
  Net unrealized loss on investments and foreign currency
    translation                                                  (12,932,523)                  (12,634,256)
                                                                ------------                  ------------
    Decrease in net assets from operations                      $ (9,339,499)                 $ (3,427,002)
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $ (5,008,656)                 $ (6,500,019)
  From net realized gain on investments and foreign
    transactions                                                      --                        (6,089,003)
  In excess of net investment income                                (418,575)                      (59,917)
  From paid-in capital                                            (5,328,929)                   (1,179,812)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(10,756,160)                 $(13,828,751)
                                                                ------------                  ------------
  Net increase in net assets from trust share transactions      $  1,148,652                  $  1,198,648
                                                                ------------                  ------------
    Total decrease in net assets                                $(18,947,007)                 $(16,057,105)
Net assets:
  At beginning of period                                          75,545,475                    91,602,580
                                                                ------------                  ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $494,276 and
    $363,694, respectively)                                     $ 56,598,468                  $ 75,545,475
                                                                ============                  ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  2001               2000            1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $ 11.67            $ 14.34         $ 13.76         $ 15.03        $ 15.23
                                                     -------            -------         -------         -------        -------
Income from investment operations# -
  Net investment income                              $  0.77            $  1.01         $  0.57         $  0.04        $  0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (2.16)             (1.53)           1.66            1.01           2.66
                                                     -------            -------         -------         -------        -------
      Total from investment operations               $ (1.39)           $ (0.52)        $  2.23         $  1.05        $  2.77
                                                     -------            -------         -------         -------        -------
Less distributions declared to shareholders -
  From net investment income                         $ (0.77)           $ (1.01)        $ (0.57)        $ (0.04)       $ (0.10)
  From net realized gain on investments and
    foreign currency transactions                       --                (0.95)          (1.00)          (2.28)         (2.87)
  In excess of net investment income                   (0.06)             (0.01)          (0.08)           --             --
  From paid-in capital                                 (0.82)             (0.18)           --              --             --
                                                     -------            -------         -------         -------        -------
      Total distributions declared to
        shareholders                                  $ 1.65)           $ (2.15)        $ (1.65)        $ (2.32)       $ (2.97)
                                                     -------            -------         -------         -------        -------
Net asset value - end of period                      $  8.63            $ 11.67         $ 14.34         $ 13.76        $ 15.03
                                                     -------            -------         -------         -------        -------
Per share market value - end of period               $14.300            $13.750         $16.750         $16.750        $19.000
                                                     =======            =======         =======         =======        =======
Total return                                           16.99%             (4.33)%         11.08%           0.26%         23.29%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.53%              1.35%           1.23%           1.10%          1.12%
  Net investment income                                 7.49%              7.46%           3.79%           0.26%          0.72%
Portfolio turnover                                        49%                32%            137%             85%           119%
Net assets at end of period (000 Omitted)            $56,598            $75,545         $91,603         $86,937        $93,665

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $2,352,726. These loans were collateralized by cash of $2,455,600 which was invested in the following short-term obligation:

                                                             IDENTIFIED COST
                                                 SHARES            AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  2,455,600           $2,455,600

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended October 31, 2001, accumulated distributions in excess of net investment income decreased by $5,616,922, accumulated net realized loss on investments and foreign currency transactions increased by $287,993, and paid-in capital decreased by $5,328,929 due to differences between book and tax accounting for currency transactions and defaulted bonds. In addition, $5,328,929 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, currency transactions and defaulted bonds.

At October 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $1,703,625 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $34,455 for the year ended October 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES              SALES
------------------------------------------------------------------------------
U.S. government securities                      $ 4,046,563        $   --
                                                -----------        -----------
Investments (non-U.S. government securities)    $25,855,596        $31,114,019
                                                -----------        -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 72,619,050
                                                                  ------------
Gross unrealized depreciation                                     $(25,153,760)
Gross unrealized appreciation                                        8,202,137
                                                                  ------------
    Net unrealized depreciation                                   $(16,951,623)
                                                                  ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 6,556,456.966 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                 YEAR ENDED OCTOBER 31, 2001         YEAR ENDED OCTOBER 31, 2000
                                 ---------------------------         ---------------------------
                                   SHARES              AMOUNT         SHARES              AMOUNT
------------------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions    82,629         $1,148,652          84,591          $1,198,648
                                   ------         ----------          ------          ----------

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2001, was $647. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                  NUMBER OF          PREMIUMS
                                                  CONTRACTS          RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of period                          1         $ 178,250
Options written                                         598             1,734
Options terminated in closing transactions               (1)         (178,250)
Options expired                                        (598)           (1,734)
                                                       ----         ---------
Outstanding, end of period                              --          $    --
                                                       ====         =========

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                    CONTRACTS TO                            CONTRACTS           UNREALIZED
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE         APPRECIATION
----------------------------------------------------------------------------------------------------------
Sales           12/18/01            EUR  834,918           $757,271          $749,396              $7,875

At October 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $19,149 with Credit Suisse First Boston Corp.

At October 31, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2001, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.38% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                                          ACQUISITION          AMOUNT            COST           VALUE
------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                          9/25/95             250        $  --           $      3
DLJ Mortgage Acceptance Corp.,
  0.65s, 2003                                             4/6/01       8,860,000          72,310         132,900
DLJ Mortgage Acceptance Corp., 8s, 2003                   4/6/01         803,000         484,739         650,681
                                                                                                        --------
                                                                                                        $783,584
                                                                                                        ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the Fund), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Special Value Trust at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                ERNST & YOUNG LLP
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 2.88%.
--------------------------------------------------------------------------------

MFS(R) SPECIAL VALUE TRUST

TRUSTEES                                                 CHAIRMAN AND PRESIDENT
Marshall N. Cohan+(1) - Private Investor                 Jeffrey L. Shames*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            PORTFOLIO MANAGER
Surgery, Brigham and Women's Hospital; Professor         Robert J. Manning*
of Surgery, Harvard Medical School
                                                         TREASURER
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief          James O. Yost*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT TREASURERS
                                                         Mark E. Bradley*
Abby M. O'Neill+(2) - Private Investor                   Robert R. Flaherty*
                                                         Ellen Moynihan*
Walter E. Robb, III+(1) - Principal, Robb
Associates (corporate financial consultants);            SECRETARY
President, Benchmark Consulting Group, Inc.              Stephen E. Cavan*
(office services)
                                                         ASSISTANT SECRETARY
Arnold D. Scott* - Senior Executive Vice President       James R. Bordewick, Jr.*
and Director, MFS Investment Management
                                                         TRANSFER AGENT, REGISTRAR, AND
Jeffrey L. Shames* - Chairman and Chief Executive        DIVIDEND DISBURSING AGENT
Officer, MFS Investment Management                       State Street Bank and Trust Company
                                                         c/o MFS Service Center, Inc.
J. Dale Sherratt+(1) - President, Insight                P.O. Box 9024
Resources, Inc. (acquisition planning specialists)       Boston, MA 02205-9824
                                                         1-800-637-2304
Ward Smith+(1) - Private Investor
                                                         CUSTODIAN
INVESTMENT ADVISER                                       State Street Bank and Trust Company
Massachusetts Financial Services Company
500 Boylston Street                                      AUDITORS
Boston, MA 02116-3741                                    Ernst & Young LLP

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) SPECIAL VALUE TRUST                                      -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                  U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                     MFS
500 Boylston Street                                              ------------
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                        MSVCE-2 12/01 11M